Exhibit 99.1

February 9, 2005

STERICYCLE, INC. REPORTS RESULTS
FOR FOURTH QUARTER AND FULL YEAR 2004
  NET INCOME AND EPS INCLUDE $2.6 MILLION, OR $0.06 PER SHARE, IN CHARGES RELATED TO THE REDEMPTION OF SENIOR SUBORDINATED NOTES.
  REVENUES OF $138.9 MILLION FOR THE QUARTER, UP 21.2% FROM YEAR-AGO QUARTER AND UP 13.9% FOR THE FULL YEAR TO $516.2 MILLION
  NET INCOME OF $19.1 MILLION FOR THE QUARTER, UP 3.5% FROM YEAR-AGO QUARTER AND UP 18.8% FOR FULL YEAR TO $78.2 MILLION
  EARNINGS PER SHARE OF $0.42 FOR THE QUARTER, UP 5.0% FROM THE YEAR-AGO QUARTER AND UP 18.3% FOR THE FULL YEAR TO $1.69

Lake Forest, Illinois, February 9, 2005 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management and compliance services for the healthcare community, today reported financial results for the fourth quarter and full year of 2004.

FOURTH QUARTER AND FULL YEAR RESULTS
Revenues for the quarter ended December 31, 2004 were $138.9 million, up 21.2% from $114.6 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $18 million in revenues for the quarter. Gross profit was $60.5 million, up 18.4% from $51.1 million in the same quarter last year. Gross profit as a percent of revenues was 43.6% versus 44.6% in the fourth quarter of 2003.

Net income for the fourth quarter of 2004, including the charges related to the redemption of our senior subordinated notes, rose 3.5% to $19.1 million, up from $18.4 million in the fourth quarter of 2003. As we had previously announced we redeemed the remaining $50.1 million of our 12-3/8% senior subordinated notes in November 2004. The redemption premium was a cash pretax charge of $3.1 million, and the accelerated amortization of financing fees associated with the notes was a non-cash pretax charge of $1.1 million. On an after-tax basis, these charges totaled approximately $2.6 million, or $0.06 per diluted share.

Earnings per diluted share, including this charge, for the fourth quarter of 2004 were $0.42, up 5.0% from $0.40 in the fourth quarter of 2003. Weighted shares outstanding used to determine earnings per diluted share were 45,858,482 for the fourth quarter of 2004 and 46,311,916 for the fourth quarter of 2003.

For the year ended December 31, 2004, revenues increased to $516.2 million, up 13.9% from $453.2 million in the same period a year ago. Gross profit was $228.2 million, up 16.1% from $196.6 million in the same period a year ago. Gross profit as a percent of revenues increased to 44.2% for the year ended December 31, 2004 from 43.4% for the same period in 2003. Earnings per diluted share, including $0.06 in charges related to the redemption of our senior subordinated notes, increased 18.2% to $1.69 from $1.43 per diluted share in the same period a year ago.

Our total debt to capitalization percentage ratio at December 31, 2004 was 29.1% versus 28.1% at December 31, 2003.

Miller said, "During the year, we continued to execute our proven business model, generating strong sales growth and record income from operations. With a strong balance sheet, the cash flow from operations of $114.6 million for the year was used to strengthen the business and funded $72.4 million in acquistions, $33.2 million in capital spending, and $34.8 million ($24.7 million in the fourth quarter of 2004) in stock repurchases."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs. For more information, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                           December 31,  December 31,
                                                               2004          2003
                                                           ------------  ------------
                                                            (unaudited)   (audited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      7,850  $      7,240
  Short-term investments.................................           99           641
  Accounts receivable, less allowance for doubtful
    accounts of $4,188 in 2004 and $4,149 in 2003........       74,888        59,711
  Parts and supplies.....................................        4,259         3,244
  Prepaid expenses.......................................        6,716         7,339
  Notes receivable.......................................        3,423         2,223
  Deferred tax asset.....................................        9,948        12,345
  Other current assets...................................        4,961         4,994
                                                           ------------  ------------
         Total current assets............................      112,144        97,737
                                                           ------------  ------------
Property, plant and equipment, net.......................      135,512        96,562
Other assets:

  Goodwill,net...........................................      520,156       464,946
  Intangible assets, less accumulated amortization of
    $7,951 in 2004 and $5,459 in 2003....................       50,800        31,642
  Notes receivable.......................................        9,517         7,717
  Other..................................................        6,012         8,858
                                                           ------------  ------------
         Total other assets..............................      586,485       513,163
                                                           ------------  ------------
   Total assets.......................................... $    834,141  $    707,462
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $     13,218  $      4,830
  Accounts payable.......................................       17,998        15,741
  Accrued liabilities....................................       44,411        43,436
  Deferred revenue.......................................        7,611         4,987
                                                           ------------  ------------
         Total current liabilities.......................       83,238        68,994
                                                           ------------  ------------
Long-term debt, net of current portion...................      190,431       163,016
Deferred income taxes....................................       57,477        42,277
Other liabilities........................................        7,623         4,411
Redeemable preferred stock:
  Series A convertible preferred stock (par value $.01
  share, 75,000 shares authorized, 22,799 outstanding
  2003, liquidation preference of $24,814 at
  December 31, 2003).....................................           --        20,944
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 44,732,070 issued and outstanding
  in 2003, 41,868,515 issued and outstanding in 2003)....          448           420
Additional paid-in capital...............................      298,046       290,631
Accumulated other comprehensive loss.....................        2,461           530
Retained earnings........................................      194,417       116,239
                                                           ------------  ------------
         Total shareholders' equity......................      495,372       407,820
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    834,141  $    707,462
                                                           ============  ============

Total debt to capitalization percentage ratio............         29.1%        28.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    203,649  $    167,846
Redeemable preferred stock...............................           --        20,944
Shareholders' equity.....................................      495,372       407,820
                                                           ------------  ------------
Capitalization........................................... $    699,021  $    596,610

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                     Three Months Ended December 31,                   Year Ended December 31,
                                            --------------------------------------------    ---------------------------------------------
                                                (unaudited)             (audited)               (unaudited)              (audited)
                                                   2004                   2003                     2004                    2003
                                            --------------------   ---------------------    ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues.................................. $   138,890    100.0% $   114,551     100.0%  $   516,228     100.0% $   453,225     100.0

  Cost of revenues........................      78,341     56.4        63,412      55.4        288,022      55.8       256,600      56.6
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                    60,549     43.6        51,139      44.6        228,206      44.2       196,625      43.4
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses...............      21,587     15.5        16,960      14.8         78,193      15.1        67,708      14.9
  Amortization............................         631      0.5           775       0.7          2,430       0.5         1,850       0.4
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      22,218     16.0        17,735      15.5         80,623      15.6        69,558      15.3
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    excluded charges......................      38,331     27.6        33,404      29.2        147,583      28.6       127,067      28.0

  Write-down of treatment related
   fixed assets...........................          --       --            --        --          1,155       0.2            --        --
  Acquisition-related costs...............         187      0.1           240       0.2            773       0.1           670       0.1
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations....................      38,144     27.5        33,164      29.0        145,655      28.2       126,397      27.9
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         272      0.2            58       0.1            558       0.1           550       0.1
  Interest expense........................      (2,807)    (2.0)       (2,707)     (2.4)       (11,186)     (2.2)      (12,848)     (2.8)
  Loan amendment fees (2004)/
      debt extinguishment (2003)..........      (4,241)    (3.1)           --        --         (4,574)     (0.9)       (3,268)     (0.7)
  Other expense...........................        (647)    (0.5)         (255)     (0.2)        (1,889)     (0.4)       (2,102)     (0.5)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense).........      (7,423)    (5.3)       (2,904)     (4.8)       (17,091)     (3.3)      (17,668)     (3.9)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes................      30,721     22.1        30,260      26.4        128,564      24.9       108,729      24.0
Income tax expense........................      11,662      8.4        11,853      10.3         50,386       9.8        42,948       9.5
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income................................ $    19,059     13.7% $    18,407      16.1%  $    78,178      15.1% $    65,781      14.5
                                            =========== ========   =========== =========    =========== =========   =========== =========

Earnings per share - diluted.............. $      0.42            $      0.40              $      1.69             $      1.43
                                            ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  45,858,482             46,311,916               46,195,897              46,097,802
                                            ===========            ===========              ===========             ===========

As reported net income                     $    19,059            $    18,407              $    78,178             $    65,781
Plus:
Write off of treatment related fixed
   assets-after tax....................... $        --            $        --              $       698             $        --
Loan amendment fees (2004)/
   debt extinguishment (2003)-after tax... $     2,631            $        --              $     2,781             $     1,977

Adjusted net income                        $    21,690            $    18,407              $    81,657             $    67,758

Adjusted earnings per share-diluted        $      0.47            $      0.40              $      1.77             $      1.47

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                     For the Year
                                                                   Ended December 31,
                                                                 ----------------------
                                                                    2004        2003
                                                                 ----------  ----------
                                                                 (unaudited) (audited)
OPERATING ACTIVITIES:
Net income..................................................... $   78,178  $   65,781
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Write off of deferred financing costs......................      1,094         484
    Fees for extinguishment of senior subordinated notes.......      3,147       2,784
    Stock compensation expense.................................         21          76
    Tax benefit of disqualifying dispositions
      of stock options.........................................      7,719      10,044
    Loss on sale of property and equipment.....................      1,515         295
    Depreciation...............................................     19,373      15,405
    Amortization...............................................      2,430       1,850
    Deferred income taxes......................................     13,849       9,576
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable........................................     (4,986)      5,983
    Parts and supplies.........................................       (494)      1,720
    Prepaid expenses and other assets..........................      6,301      (1,710)
    Accounts payable...........................................     (5,123)       (515)
    Accrued liabilities........................................     (5,926)     11,363
    Deferred revenue...........................................     (2,487)        751
                                                                 ----------  ----------
Net cash provided by operating activities......................    114,611     123,887
                                                                 ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..........................    (72,408)    (37,222)
  Purchases of short-term investments..........................        542        (129)
  Proceeds from sale of property and equipment.................         85         688
  Capital expenditures.........................................    (33,312)    (20,972)
                                                                 ----------  ----------
Net cash used in investing activities..........................   (105,093)    (57,635)
                                                                 ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable.......................     12,435       1,132
  Repayment of senior subordinated debt........................    (54,012)    (20,559)
  Payments of deferred financing costs.........................         --        (395)
  Repayment of long-term debt..................................     (4,402)     (6,023)
  Net borrowings (repayments of) proceeds
    from senior credit facility................................     61,695     (37,187)
  Principal payments on capital lease obligations..............       (996)     (1,117)
  Purchase of common stock.....................................    (34,847)    (13,204)
  Proceeds from other issuances of common stock................     13,186      10,533
                                                                 ----------  ----------
Net cash used in financing activities..........................     (6,941)    (66,820)
                                                                 ----------  ----------
Effect of exchange rate changes on cash........................     (1,967)       (567)
                                                                 ----------  ----------
Net increase (decrease) in cash and cash equivalents...........        610      (1,135)
Cash and cash equivalents at beginning of period...............      7,240       8,375
                                                                 ----------  ----------
Cash and cash equivalents at end of period..................... $    7,850  $    7,240
                                                                 ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions......... $      441  $      204
Net issuances of notes payable for certain acquisitions........ $   17,795  $       --